UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2025
Harley-Davidson, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3700 West Juneau Avenue, Milwaukee, Wisconsin 53208
(Address of principal executive offices, including zip code)
(414) 342-4680
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.01 par value per share	HOG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to Current Report on Form 8-K (this “Amendment”) amends the Current Report on Form 8-K originally filed by Harley-Davidson, Inc. (the “Company” or “Harley-Davidson”) with the Securities and Exchange Commission (the “SEC”) on April 10, 2025 (the “Original Form 8-K”) and is being filed to report additional matters pursuant to Item 5.02(a)(3)(iii) of Form 8-K. This Amendment is also being filed to include certain disclosure under Item 8.01.

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously reported in the Original Form 8-K, in a letter dated April 5, 2025 (the “Resignation Letter”), Jared Dourdeville resigned from the board of directors (the “Board”) of the Company. The Company filed the Resignation Letter as an exhibit to the Original Form 8-K.
On April 11, 2025, the Company received a letter from Mr. Dourdeville, which is filed as Exhibit 17.2 to this Amendment as required by Item 5.02(a)(3)(iii) of Form 8-K. This Amendment does not otherwise change or update any of the other disclosure set forth in the Original Form 8-K, and this Item 5.02 should be read in conjunction with the Original Form 8-K.

Item 8.01	Other Events.
Harley-Davidson’s Board values the perspectives of, and actively seeks input from, the Company’s shareholders. Three years ago, the Board added Jared Dourdeville, an employee of one of the Company’s largest shareholders, H Partners, as a Director and as a member of the Board’s Nominating & Corporate Governance Committee and Human Resources Committee.
During his tenure as a Director, Mr. Dourdeville was aligned with the strategy developed by management and approved by the Board and fully supported its implementation by management. In fact, in recent letters that he sent to the Company, Mr. Dourdeville highlighted the value of the Company’s “iconic” brand and made clear that the “centerpiece” of the Company’s five-year strategic plan, the Hardwire was “a central element of [H Partners’] investment thesis” that he himself “fully supported.”
As the Company previously disclosed, the Board is engaged in an ongoing CEO search process as part of the Board's succession planning responsibilities. The search process was initiated in Q4 2024 with the retention of leading executive search firm Heidrick & Struggles after Jochen Zeitz, the Company’s current Chairman, President and Chief Executive Officer, expressed his interest in retiring from the Company in 2025, the final year of the Hardwire strategic plan, and subject to the appointment of a suitable successor.
As part of this process, three candidates were advanced to final consideration by the Board. None of the candidates, including the one supported by Mr. Dourdeville, received majority support from the Board’s independent Directors.
Immediately after his candidate wasn’t selected, Mr. Dourdeville wrote to the Company abruptly attacking his fellow Directors and the Board process in which he fully participated. His attack demanded the immediate resignation of several Directors, including the Company’s CEO, all of which he had supported as Directors, by voting in favor of their re-nomination at the Company’s February Board meeting, for election at the Company’s 2025 annual meeting of shareholders (the “2025 Annual Meeting”). The Board called a meeting to discuss Mr. Dourdeville’s perspectives as outlined in his correspondence. One day after agreeing to attend the Board meeting, Mr. Dourdeville instead abruptly resigned.
Unfortunately, by airing the Board’s confidential search and publicly campaigning against the Company, the Board believes Mr. Dourdeville is also adversely impacting the CEO search process, and ongoing execution of the Hardwire strategic plan, putting shareholders’ interests at risk. The Board remains committed to acting in the interests of all shareholders, and to selecting the right CEO to lead the Company into its next chapter.
Filed as an exhibit hereto is a letter from Mr. Dourdeville dated April 11, 2025. The Company believes that this letter contains a number of mischaracterizations, inaccuracies and untruths and looks forward to engaging with shareholders. For the avoidance of doubt please see the following points:
a.As described above none of the CEO candidates, including the one supported by Mr. Dourdeville, received majority support from the Board’s independent Directors. By including the Company’s confidential information in his letter of the 4-4 vote split for his preferred candidate, Mr. Dourdeville shows that there was Director support for his candidate, but also against. In fact, it demonstrates that the Company’s independent Directors are exercising their fiduciary duties on behalf of all shareholders even in the face of strong advocacy on the part of one particular shareholder with a representative on the Board.

b.As described above, after receiving Mr. Dourdeville’s first letter, the Board called a meeting to discuss Mr. Dourdeville’s perspectives. On Thursday, April 3, 2025, the Board sent an email to all Directors proposing times on Monday, April 7, 2025, for the Board meeting. On Friday, April 4, 2025, Mr. Dourdeville responded to a scheduling e-mail that he was available for the Board meeting at “any time.” On Saturday, April 5, 2025, without further engagement with the Board, Mr. Dourdeville instead abruptly resigned.
c.Mr. Dourdeville’s April 11, 2025 letter implies that the Company accelerated the filing of the Company’s proxy for the 2025 Annual Meeting after receipt of Mr. Dourdeville’s April 1, 2025 letter. In the materials for the February 2025 Human Resources Committee meeting, which Mr. Dourdeville attended, the Company stated in writing that it would file the proxy on April 3, 2025. That date never changed.
d.We believe the words and actions of Mr. Dourdeville and representatives of H Partners leading up to the December Board meeting confirm that H Partners wanted extended commitments from both the Presiding Director Linebarger and Chairman, President and CEO Zeitz. As recently as late November 2024, Mr. Dourdeville and H Partners' leadership actively supported Mr. Zeitz pursuing long-term strategic initiatives.

Item 9.01	Financial Statements and Exhibits.

(a)Not applicable.
(b)Not applicable.
(c)Not applicable.
(d)Exhibits

Exhibit No.	Description

17.1	Letter of Resignation of Jared Dourdeville from the Board of Directors of the Company, dated April 5, 2025 (incorporated by reference to Exhibit 17.1 to the Current Report on Form 8-K filed with the SEC on April 10, 2025).
17.2*	Letter of Jared Dourdeville to the Company, dated April 11, 2025.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

* Confidential treatment has been requested with respect to portions of this document pursuant to Rule 24b-2 of the Securities Exchange Act. The redacted portions of this document were filed separately with the Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: April 15, 2025	/s/ Paul J. Krause
Paul J. Krause
Secretary

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